Accelerant Announces Third Quarter 2025 Results

- ***Exchange written premium of $1.043B grew 17% year-over-year and 39% on a year to date basis***
- ***Net loss of $1.367 billion driven by non-cash and equity-neutral profits interest distribution expenses***
- ***Adjusted net income of $79.8 million, up 320% over the prior year***
- ***Net loss per basic and diluted share of $6.99, adjusted earnings per diluted share of $0.38***
- ***Adjusted EBITDA of $105.0 million, and $66.3 million when excluding in-period investment gains (Adjusted EBITDA was up 302% year-over-year, and 164%, when excluding the investment gains)***
- ***Additional key measures are presented below***

ATLANTA (November 12, 2025) – Accelerant Holdings (NYSE: ARX), a leading technology company operating a data-driven risk exchange platform for the specialty insurance market, today announced financial results for the third quarter ended September 30, 2025.

"We delivered a strong third quarter, reflecting the continued momentum across our platform," said Jeff Radke, Co-Founder and CEO. "We exceeded both top- and bottom-line growth expectations, added new third-party insurers including a Lloyd's facility, and continued to bring high-quality Members to the Risk Exchange. Our technology and data capabilities are deepening our advantage, strengthening relationships across the network, and driving consistent, profitable growth across the business."

"Our third quarter results underscore the scalability of our model and the quality of our earnings," said Jay Green, Accelerant's Chief Financial Officer. "Adjusted EBITDA and Adjusted Net Income each grew over 300%, which headline another quarter of strong profitability and expanding margins. Our disciplined execution and high-conversion, fee-based model continue to create durable, long-term value. We've introduced a more robust earnings presentation this quarter that will be available on our investor relations website."

Third Quarter 2025 Key Results

	Three Months Ended September 30,		Nine Months Ended September 30,	
(in millions, unless indicated)	**2025**	**2024**	**2025**	**2024**
Number of members	265	204	265	204
Net revenue retention	135 %	146 %	135 %	146 %
Exchange written premium	$ 1,042.9	$ 888.4	$ 3,100.4	$ 2,229.0
Accelerant direct written premium	68 %	79 %	74 %	86 %
Third-party direct written premium	32 %	21 %	26 %	14 %
Accelerant-retained exchange premium	7 %	10 %	7 %	10 %
Exchange written premium growth rate	17 %	94 %	39 %	84 %
Total revenues	$ 267.4	$ 153.7	$ 664.5	$ 411.9
Gross loss ratio	50.1 %	51.8 %	51.2 %	52.8 %
(Loss) income before income taxes	$ (1,357.5)	$ 1.3	$ (1,319.7)	$ 9.0
Net (loss) income	$ (1,367.0)	$ 9.4	$ (1,346.1)	$ 2.3
Non-GAAP financial measures [(1)]				
Adjusted net income [(1)]	$ 79.8	$ 19.0	$ 127.5	$ 27.3
Adjusted EBITDA [(1)]	$ 105.0	$ 26.1	$ 211.3	$ 66.6
Adjusted EBITDA margin [(1)]	39 %	17 %	32 %	16 %

1

2 (1) The definitions of Adjusted Net Income, Adjusted EBITDA, Adjusted earnings per diluted share and Adjusted EBITDA margin can be found in the "Use of Non-GAAP Financial Measures" section of this release. A reconciliation of Adjusted Net Income, Adjusted EBITDA, and Adjusted EBITDA margin to the most directly comparable GAAP measures can be found on page 12. Conference Call Information Accelerant will host a webcast and conference call to discuss the third quarter financial results on November 13, 2025, at 8:00 a.m. ET. A live webcast of the call can be accessed on Accelerant’s Investor Relations website at https://investor.accelerant.ai. To access the call via telephone in North America, please dial 800-715-9871. For callers outside the United States, please dial +1 646-307-1963. Participants should reference the conference call ID code “6232893” after dialing in. A webcast replay of the call will be available on Accelerant's website at accelerant.ai in its Investors section for one year following the call. About Accelerant Accelerant is a data-driven risk exchange connecting underwriters of specialty insurance risk with risk capital providers. Accelerant was founded in 2018 by a group of longtime insurance industry executives and technology experts who shared a vision of rebuilding the way risk is exchanged – so that it works better, for everyone. The Accelerant risk exchange does business across 22 different countries and more than 500 specialty insurance products. The Company generates revenue by charging fees on the Exchange Written Premium shared with risk capital partners that rely on Accelerant to source, manage, and monitor portfolios of specialty risk. There was $1.043 billion in Exchange Written Premium during the third quarter 2025. Accelerant harnesses advanced data analytics and AI to optimize risk management, align incentives across the insurance value chain, and provide transparent and efficient solutions for MGAs and Risk Capital partners globally. Forward-Looking Statements All statements in this release and in the corresponding earnings call that are not historical are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve substantial risks and uncertainties. You can generally identify forward-looking statements by our use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “will” or “would,” or the negative thereof or other variations thereon or comparable terminology. In particular, statements about the markets in which we operate, including growth of our various markets, and our expectations, beliefs, plans, strategies, objectives, prospects, assumptions, or future events or performance contained in this release and in the corresponding earnings call are forward-looking statements. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors, including those discussed in our Quarterly Report on Form 10-Q under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations” may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, or could affect our share price. Use of Non-GAAP Financial Measures In assessing the performance of our business, non-GAAP financial measures are used that are derived from our consolidated financial information but are not presented in our consolidated financial statements prepared in accordance with GAAP. We consider these non-GAAP financial measures to be useful metrics for management and investors to evaluate our financial performance by excluding certain items that are related to our non-core business operations and therefore are not considered to be directly attributable to our underlying operating performance.

3 Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income (Loss) and Adjusted earnings per diluted share should not be considered substitutes for the reported results prepared in accordance with GAAP and should not be considered in isolation or as alternatives to GAAP net income or net (loss) as indicators of our financial performance. Although we use Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income (Loss) and Adjusted earnings per diluted share as financial measures to assess the performance of our business, such use is limited because it does not include certain material costs necessary to operate our business. Our presentation of Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income (Loss) and Adjusted earnings per diluted share should not be construed as indications that our future results will be unaffected by unusual or non-recurring items. These non- GAAP financial measures, as determined and presented by us, may not be comparable to related or similarly titled measures reported by other companies. Set forth below are reconciliations of our most directly comparable financial measures calculated in accordance with GAAP to these non-GAAP financial measures on a consolidated basis. Adjusted EBITDA and Adjusted Net Income (Loss) We define Adjusted EBITDA as GAAP net income (loss) less the impact of depreciation and amortization, interest expenses, income tax expenses and the following items: • Other expenses: Represents costs related to our non-core business operations, primarily related to our global enterprise resource planning system and integrated financial reporting systems, and legal and advisory costs in connection with corporate development activities including mergers and acquisitions, capital raising activities and entity formations that support our growing business. • Nonrecurring profit interest distribution expenses resulting from the IPO: Represents non-cash profits interest distribution expenses related to the settlement of all outstanding profits interest awards through the distribution of 65,270,453 Class A common shares of the Company held by Accelerant Holdings LP to certain officers and employees of the Company that fully vested upon the IPO. These expenses were entirely offset by a corresponding capital contribution for that distribution of shares. These expenses only occurred at one point in time and will not recur. • Share-based compensation expenses included within general and administrative expenses: Represents non-cash expense related to the fair value of share-based awards granted to employees and directors, including restricted stock units and stock options and other awards that can be settled in cash, recognized over the requisite service period for the awards. • Net foreign currency exchange gains (losses): The functional currency for each of our operating subsidiaries is generally the currency of the local operating environment. Transactions in currencies other than the local operation’s functional currency are remeasured into the functional currency, and the resulting foreign exchange gains or losses are reflected in net foreign currency exchange gains (losses). Such gains and losses are generally offset by the translation of our subsidiaries who have the corresponding reinsurance- related balances within their own functional currencies, whereby such effects are translated to other comprehensive income, yielding a much lower net impact on total comprehensive income and equity. We define Adjusted Net Income (Loss) as GAAP net income (loss) less the impact of other expenses, nonrecurring profits interest distribution expenses, share-based compensation expenses, and the tax effect of the adjustments for other expenses (such measure differs from Adjusted EBITDA as it includes the effect of interest, taxes, depreciation and amortization, as well as foreign currency exchange gains (losses)). Adjusted earnings per diluted share is calculated as adjusted net income for the respective periods divided by the sum of US GAAP basis diluted shares presented herein and certain dilutive share awards which added 2,963,668 shares for the three months ended September 30, 2025. Certain of the share options and restricted stock units were excluded, as the average share price over the period was below that of the exercise prices and the effect of their inclusion would be anti- dilutive. Adjusted EBITDA Margin We define Adjusted EBITDA margin, a non-GAAP financial measure, as Adjusted EBITDA divided by total revenue. Adjusted EBITDA margin is an internal performance measure used in the management of our operations.

4 The reconciliation of the above non-GAAP measures to each of their most directly comparable GAAP financial measures is set forth in the reconciliation table accompanying this release. Contacts: Investor Relations Media Relations The Blueshirt Group Chelsea Allison Scott McCabe chelsea@heycommand.com scott@blueshirtgroup.com Accelerant investors@accelerant.ai

Accelerant Holdings

Consolidated Statements of Operations

(in millions, except per share amounts)

(unaudited)

(expressed in millions of US dollars, except share data)	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
Revenues				
Ceding commission income	$ 92.3	$ 62.1	$ 264.6	$ 186.2
Direct commission income	43.4	17.2	105.7	38.9
Net earned premiums	82.1	59.3	215.7	155.5
Net investment income	10.1	11.0	35.1	27.6
Net realized gains on investments	3.5	0.1	6.2	0.5
Net unrealized gains on investments	36.0	4.0	37.2	3.2
Total revenues	**267.4**	**153.7**	**664.5**	**411.9**
Expenses				
Losses and loss adjustment expenses	50.8	39.7	147.3	111.6
Amortization of deferred acquisition costs	22.8	23.1	58.1	62.0
General and administrative expenses	115.8	67.3	280.2	178.0
Interest expenses	2.6	3.1	7.7	9.1
Depreciation and amortization	10.0	5.8	25.7	16.2
Profit interest distribution expenses	1,379.7	—	1,379.7	—
Net foreign exchange (gains) losses	(2.4)	5.4	14.9	3.6
Other expenses	45.6	8.0	70.6	22.4
Total expenses	**1,624.9**	**152.4**	**1,984.2**	**402.9**
(Loss) income before income taxes	**(1,357.5)**	**1.3**	**(1,319.7)**	**9.0**
Income tax (expense) benefit	(9.5)	8.1	(26.4)	(6.7)
Net (loss) income	**(1,367.0)**	**9.4**	**(1,346.1)**	**2.3**
Adjustment for net (income) loss attributable to non-controlling interests	(1.8)	(1.3)	(7.4)	3.9
Deemed dividend upon redemption of Class C preference shares	(70.9)	—	(70.9)	—
Net (loss) income attributable to Accelerant common shareholders	**$ (1,439.7)**	**$ 8.1**	**$ (1,424.4)**	**$ 6.2**
Net (loss) income attributable to Accelerant per common share:				
Basic	$ (6.99)	$ 0.05	$ (7.93)	$ 0.04
Diluted	$ (6.99)	$ 0.04	$ (7.93)	$ 0.03
Weighted-average common shares outstanding:				
Basic	206,064,119	166,185,094	179,624,179	165,913,933
Diluted	206,064,119	199,710,283	179,624,179	199,384,420

5

6 Accelerant Holdings Consolidated Balance Sheets (in millions, except par value) (unaudited) September 30, 2025 December 31, 2024 (expressed in millions of US dollars, except share data) Assets Investments Short-term investments available for sale, at fair value (amortized cost 2025: $64.8 and 2024: $65.0) $ 64.8 $ 64.8 Fixed maturity securities available for sale, at fair value (amortized cost 2025: $716.9 and 2024: $485.6) 721.9 479.5 Equity method investments 9.4 18.2 Other investments 81.7 45.3 Total investments 877.8 607.8 Cash, cash equivalents and restricted cash 1,675.9 1,273.0 Premiums receivable (net of allowance 2025: $2.9 and 2024: $2.4) 922.0 791.9 Ceded unearned premiums 1,868.0 1,558.4 Reinsurance recoverables on unpaid losses and LAE 1,552.9 1,069.5 Other reinsurance recoverables 527.1 364.3 Deferred acquisition costs 59.0 60.7 Goodwill and other intangible assets, net 116.5 64.0 Capitalized technology development costs, net 95.7 83.6 Other assets 164.5 221.7 Total assets $ 7,859.4 $ 6,094.9 Liabilities and shareholders' equity Unpaid losses and loss adjustment expenses $ 1,841.4 $ 1,294.4 Unearned premiums 2,167.5 1,803.2 Payables to reinsurers 1,219.5 1,109.0 Deferred ceding commissions 226.0 193.0 Funds held under reinsurance 1,132.5 746.9 Insurance balances payable 173.5 148.0 Debt 121.9 121.4 Accounts payable and other liabilities 273.3 252.0 Total liabilities 7,155.6 5,667.9 Commitments and contingencies (Note 18) Equity Redeemable preference shares Class C convertible preference shares (issued and outstanding 2024: 5,556,546) — 104.4 Shareholders' equity Convertible preference shares: Class A (issued and outstanding 2024: 20,955,497) — 236.7 Class B (issued and outstanding 2024: 12,569,691) — 145.1 Common shares (par value $0.000001 per share, issued and outstanding 2025: Class A - 114,578,616; Class B - 107,241,428 and 2024: 166,185,094) — — Additional paid-in capital 2,213.9 124.8 Accumulated other comprehensive loss (1.5) (19.5) Accumulated deficit (1,536.3) (182.8) Total Accelerant shareholders' equity 676.1 304.3 Non-controlling interests 27.7 18.3 Total equity 703.8 427.0 Total liabilities and equity $ 7,859.4 $ 6,094.9

7 Accelerant Holdings Consolidated Statements of Cash Flows (in millions) (unaudited) Nine Months Ended September 30, (expressed in millions of US dollars) 2025 2024 Cash flows from operating activities Net (loss) income $ (1,346.1) $ 2.3 Adjustments to reconcile net income (loss) to net cash provided by operating activities: Non-cash revenues, expenses, gains and losses included in net income: Profits interest distribution expenses 1,379.7 — Net realized gains on investments (6.2) (0.5) Net unrealized gains on investments (37.2) (3.2) Earnings from equity method investments (1.5) (1.7) Share-based compensation expenses 22.6 6.3 Depreciation and amortization 25.7 16.2 Deferred income tax benefit (11.8) (35.6) Net foreign exchange losses 14.9 3.6 Net accretion of discount on fixed maturity securities and short-term investments (5.9) (3.9) Other, net 2.8 1.0 Changes in operating assets and liabilities: Premiums receivable (102.7) (212.7) Ceded unearned premiums (280.6) (481.1) Reinsurance recoverables on unpaid losses and LAE (460.5) (314.8) Other reinsurance recoverables (152.8) (39.0) Deferred acquisition costs 1.9 (10.2) Unpaid losses and loss adjustment expenses 483.6 340.1 Unearned premiums 292.1 489.6 Payables to reinsurers 86.3 505.2 Deferred ceding commissions 48.7 64.9 Funds held under reinsurance 383.1 164.7 Insurance balances payable 23.4 13.3 Other assets, accounts payable and other liabilities 23.7 39.4 Net cash provided by operating activities 383.2 543.9 Cash flows from investing activities Proceeds from sales of: Equity securities — 115.2 Fixed maturity securities 150.8 21.6 Equity method investments 1.1 — Other investments 3.6 0.3 Maturities of fixed maturity securities 40.0 14.8 Payments for purchases of: Fixed maturity securities (397.9) (313.5) Equity method investments (0.8) (4.1) Net change in short-term investments 4.9 (39.4) Purchases of subsidiaries, net of cash acquired (9.9) — Capitalized technology development expenditures (29.8) (25.3) Other, net (0.3) (0.8) Net cash used in investing activities (238.3) (231.2) Cash flows from financing activities Redemption of Class C convertible preference shares (175.3) — Issuance of common shares, net of issuance costs 392.0 — Credit facility borrowings 5.0 — Credit facility repayment (5.0) — Issuance of debt, net of issuance costs — 49.7 Payment of debt — (50.4) Dividends paid to non-controlling interests (7.2) (2.7) Net cash provided by (used in) financing activities 209.5 (3.4) Net increase in cash, cash equivalents and restricted cash 354.4 309.3 Effect of foreign currency rate changes on cash, cash equivalents and restricted cash 48.5 0.3 Cash, cash equivalents and restricted cash at beginning of period 1,273.0 775.4 Cash, cash equivalents and restricted cash at end of period $ 1,675.9 $ 1,085.0

Accelerant Holdings
Financial Information by Segment
(in millions)
(unaudited)

	Three Months Ended September 30, 2025						
(in millions)	Exchange Services	MGA Operations	Underwriting	Total Segments	Corporate and Other	Consolidation and elimination adjustments	Total
Revenues							
Ceding commission income	$ —	$ —	$ 29.0	$ 29.0	$ —	$ 63.3	$ 92.3
Direct commission income							
Affiliated entities	61.1	28.5	—	89.6	—	(89.6)	—
Unaffiliated entities	22.8	20.6	—	43.4	—	—	43.4
Net earned premiums	—	—	82.1	82.1	—	—	82.1
Net investment income	1.1	1.0	6.1	8.2	1.9	—	10.1
Net realized gains on investments	—	3.1	0.4	3.5	—	—	3.5
Net unrealized gains on investments	—	27.6	—	27.6	8.4	—	36.0
Segment revenues	**85.0**	**80.8**	**117.6**	**283.4**	**10.3**	**(26.3)**	**267.4**
Losses and loss adjustment expenses	—	—	50.8	50.8	—	—	50.8
Amortization of deferred acquisition costs	—	—	34.9	34.9	—	(12.1)	22.8
General and administrative expenses	25.8	35.4	14.3	75.5	23.6	(10.3)	88.8
Adjusted EBITDA	**$ 59.2**	**$ 45.4**	**$ 17.6**	**$ 122.2**	**$ (13.3)**	**$ (3.9)**	**105.0**
Interest expenses							(2.6)
Depreciation and amortization							(10.0)
Profits interest distribution expenses							(1,379.7)
Share-based compensation expenses							(27.0)
Net foreign exchange gains							2.4
Other expenses							(45.6)
Loss before income taxes							**$(1,357.5)**

8

Accelerant Holdings
Financial Information by Segment (continued)
(in millions)
(unaudited)

	Three Months Ended September 30, 2024						
(in millions)	**Exchange Services**	**MGA Operations**	**Underwriting**	**Total Segments**	**Corporate and Other**	**Consolidation and elimination adjustments**	**Total**
Revenues							
Ceding commission income	$ —	$ —	$ 15.4	$ 15.4	$ —	$ 46.7	$ 62.1
Direct commission income							
Affiliated entities	55.5	32.3	—	87.8	—	(87.8)	—
Unaffiliated entities	7.7	9.5	—	17.2	—	—	17.2
Net earned premiums	—	—	59.3	59.3	—	—	59.3
Net investment income	0.4	1.1	8.9	10.4	0.6	—	11.0
Net realized gains on investments	—	—	0.1	0.1	—	—	0.1
Net unrealized gains on investments	—	—	—	—	4.0	—	4.0
Segment revenues	**63.6**	**42.9**	**83.7**	**190.2**	**4.6**	**(41.1)**	**153.7**
Losses and loss adjustment expenses	—	—	39.7	39.7	—	—	39.7
Amortization of deferred acquisition costs	—	—	30.1	30.1	—	(7.0)	23.1
General and administrative expenses	18.0	25.2	31.5	74.7	6.7	(16.6)	64.8
Adjusted EBITDA	**$ 45.6**	**$ 17.7**	**$ (17.6)**	**$ 45.7**	**$ (2.1)**	**$ (17.5)**	**$ 26.1**
Interest expenses							(3.1)
Depreciation and amortization							(5.8)
Share-based compensation expenses							(2.5)
Net foreign exchange losses							(5.4)
Other expenses							(8.0)
Income before income taxes							**$ 1.3**

9

Accelerant Holdings

Financial Information by Segment (continued)

(in millions)

(unaudited)

(in millions)	Exchange Services	MGA Operations	Underwriting	Total Segments	Corporate and Other	Consolidation and elimination adjustments	Total
	Nine Months Ended September 30, 2025						
Revenues							
Ceding commission income	$ —	$ —	$ 77.8	$ 77.8	$ —	$ 186.8	$ 264.6
Direct commission income							
Affiliated entities	189.1	99.0	—	288.1	—	(288.1)	—
Unaffiliated entities	49.6	56.1	—	105.7	—	—	105.7
Net earned premiums	—	—	215.7	215.7	—	—	215.7
Net investment income	2.8	2.8	25.8	31.4	3.7	—	35.1
Net realized gains on investments	—	5.2	1.0	6.2	—	—	6.2
Net unrealized gains on investments	—	27.1	—	27.1	10.1	—	37.2
Segment revenues	**241.5**	**190.2**	**320.3**	**752.0**	**13.8**	**(101.3)**	**664.5**
Losses and loss adjustment expenses	—	—	147.3	147.3	—	—	147.3
Amortization of deferred acquisition costs	—	—	87.6	87.6	—	(29.5)	58.1
General and administrative expenses	79.6	100.4	40.6	220.6	54.5	(27.3)	247.8
Adjusted EBITDA	**$ 161.9**	**$ 89.8**	**$ 44.8**	**$ 296.5**	**$ (40.7)**	**$ (44.5)**	**$ 211.3**
Interest expenses							(7.7)
Depreciation and amortization							(25.7)
Profits interest distribution expenses							(1,379.7)
Share-based compensation expenses							(32.4)
Net foreign exchange losses							(14.9)
Other expenses							(70.6)
Loss before income taxes							**$(1,319.7)**

10

Accelerant Holdings
Financial Information by Segment (continued)
(in millions)
(unaudited)

(in millions)	Nine Months Ended September 30, 2024 Exchange Services	MGA Operations	Underwriting	Total Segments	Corporate and Other	Consolidation and elimination adjustments	Total
Revenues							
Ceding commission income	$ —	$ —	$ 65.0	$ 65.0	$ —	$ 121.2	$ 186.2
Direct commission income							
Affiliated entities	143.4	76.6	—	220.0	—	(220.0)	—
Unaffiliated entities	14.8	24.1	—	38.9	—	—	38.9
Net earned premiums	—	—	155.5	155.5	—	—	155.5
Net investment income	0.7	2.9	23.3	26.9	0.7	—	27.6
Net realized gains on investments	—	—	0.5	0.5	—	—	0.5
Net unrealized (losses) gains on investments	—	—	(0.8)	(0.8)	4.0	—	3.2
Segment revenues	**158.9**	**103.6**	**243.5**	**506.0**	**4.7**	**(98.8)**	**411.9**
Losses and loss adjustment expenses	—	—	111.6	111.6	—	—	111.6
Amortization of deferred acquisition costs	—	—	77.4	77.4	—	(15.4)	62.0
General and administrative expenses	45.7	76.6	70.2	192.5	20.6	(41.4)	171.7
Adjusted EBITDA	**$ 113.2**	**$ 27.0**	**$ (15.7)**	**$ 124.5**	**$ (15.9)**	**$ (42.0)**	**$ 66.6**
Interest expenses							(9.1)
Depreciation and amortization							(16.2)
Share-based compensation expenses							(6.3)
Net foreign exchange losses							(3.6)
Other expenses							(22.4)
Income before income taxes							**$ 9.0**

11

12 Accelerant Holdings Reconciliation of GAAP to Non-GAAP Financial Results (in millions) (unaudited) Three Months Ended September 30, Nine Months Ended September 30, (in millions) 2025 2024 2025 2024 Net income (loss) $ (1,367.0) $ 9.4 $ (1,346.1) $ 2.3 Adjustments: Profits interest distribution expenses 1,379.7 — 1,379.7 — Share-based compensation expenses 27.0 2.5 32.4 6.3 Other expenses 45.6 8.0 70.6 22.4 Tax effect of adjustments to net income (loss) (1) (5.5) (0.9) (9.1) (3.7) Adjusted net income $ 79.8 $ 19.0 $ 127.5 $ 27.3 Adjustments: Add back tax effect of adjustments to net income (loss) 5.5 0.9 9.1 3.7 Income tax expense (benefit) 9.5 (8.1) 26.4 6.7 Interest expenses 2.6 3.1 7.7 9.1 Depreciation and amortization 10.0 5.8 25.7 16.2 Net foreign exchange (gains) losses (2.4) 5.4 14.9 3.6 Adjusted EBITDA $ 105.0 $ 26.1 $ 211.3 $ 66.6 Total revenues 267.4 153.7 664.5 411.9 Adjusted EBITDA margin 39% 17% 32% 16% (1) The tax effect of other expenses adjustments to net income (loss) for each period presented were calculated using the statutory tax rates for each of our legal entities where the expenses were incurred, including certain non-taxing jurisdictions. The statutory tax rates used in the calculations were adjusted in instances where our legal entities have applied full valuation allowances to their respective deferred tax assets of unutilized NOLs. As such, the tax effect for the respective years varies based on the jurisdictional mix of where the expenses were incurred in each year.